                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                Distribution Date:        3/15/1999

Section 5.2 - Supplement                                          Class A         Class B       Collateral                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00           0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                               5,318,911.50     462,489.98      625,573.66          6,406,975.14
       Deficiency Amounts                                                 0.00           0.00                                  0.00
       Additional Interest                                                0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                     156,251,643.04  13,020,895.85   16,741,321.87        186,013,860.77

(iv)   Collections of Finance Charge Receivables                 21,617,682.26   1,801,463.23    2,316,190.54         25,735,336.02

(v)    Aggregate Amount of Principal Receivables                                                                  17,479,587,023.64

                                            Investor Interest 1,400,000,000.00 116,666,000.00  150,000,666.67      1,666,666,666.67
                                            Adjusted Interest 1,400,000,000.00 116,666,000.00  150,000,666.67      1,666,666,666.67

                                                     Series
       Floating Investor Percentage                      9.53%          84.00%          7.00%           9.00%               100.00%
       Fixed Investor Percentage                         9.53%          84.00%          7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.63%
               30 to 59 days                                                                                                  1.41%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                2.03%
                                                                                                                 ------------------
                                               Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                    7,486,682.89     623,886.68      802,148.16          8,912,717.72

(viii) Investor Charge-Offs                                               0.00           0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00           0.00            0.00

(x)    Servicing Fee                                              1,166,666.67      97,221.67      125,000.56          1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.11%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,400,000,000.00 116,666,000.00  150,000,666.67      1,666,666,666.67

(xiv)  LIBOR                                                                                                               4.93563%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           20,451,015.59   1,704,241.56    2,191,189.98         24,346,447.13

(xxii) Certificate Rate                                               5.06563%       5.28563%        5.56063%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                Distribution Date:        3/15/1999


Section 5.2 - Supplement                                     Class A          Class B         Collateral                      Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                          4,334,605.88       375,590.85       516,173.45           5,226,370.18
       Deficiency Amounts                                            0.00             0.00                                    0.00
       Additional Interest                                           0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)  Collections of Principal Receivables                128,349,563.93    10,695,759.79    13,751,776.19         152,797,099.91

(iv)   Collections of Finance Charge Receivables            17,757,381.85     1,479,776.67     1,902,581.77          21,139,740.30

(v)    Aggregate Amount of Principal Receivables                                                                 17,479,587,023.64

                                    Investor Interest    1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00
                                    Adjusted Interest    1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

                                                 Series
       Floating Investor Percentage                7.83%           84.00%            7.00%            9.00%                100.00%
       Fixed Investor Percentage                   7.83%           84.00%            7.00%            9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.63%
               30 to 59 days                                                                                                 1.41%
               60 to 89 days                                                                                                 0.93%
               90 or more days                                                                                               2.03%
                                                                                                                -------------------
                                        Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                               6,149,775.23       512,479.49       658,906.27           7,321,160.99

(viii) Investor Charge-Offs                                          0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00             0.00             0.00

(x)    Servicing Fee                                           958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.11%

(xii)  Reallocated Monthly Principal                                                  0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                              4.93563%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      16,799,048.52     1,399,915.84     1,799,902.92          19,998,867.28

(xxii) Certificate Rate                                          5.02563%         5.22563%         5.58563%


-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                                  Distribution Date:  3/15/1999
                                                                                                        Period Type:  Revolving
Section 5.2 - Supplement                                           Class A           Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                     0.00             0.00            0.00                0.00

(ii)   Monthly Interest Distributed                              7,875,000.00       458,095.13      479,049.41        8,812,144.54
       Deficiency Amounts                                                0.00             0.00                                0.00
       Additional Interest                                               0.00             0.00                                0.00
       Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)  Collections of Principal Receivables                    167,412,474.69     9,512,041.99   13,316,931.89      190,241,448.56

(iv)   Collections of Finance Charge Receivables                23,161,802.42     1,316,007.29    1,842,420.32       26,320,230.03

(v)    Aggregate Amount of Principal Receivables                                                                  7,479,587,023.64

                                       Investor Interest     1,500,000,000.00    85,227,000.00  119,318,455.00    1,704,545,455.00
                                       Adjusted Interest     1,500,000,000.00    85,227,000.00  119,318,455.00    1,704,545,455.00

                                              Series
       Floating Investor Percentage            9.75%                    88.00%            5.00%           7.00%             100.00%
       Fixed Investor Percentage               9.75%                    88.00%            5.00%           7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.63%
               30 to 59 days                                                                                                  1.41%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                2.03%
                                                                                                                  ----------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                   8,021,445.95       455,762.52      638,071.03        9,115,279.49

(viii) Investor Charge-Offs                                              0.00             0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00            0.00

(x)    Servicing Fee                                             1,250,000.00        71,022.50       99,432.05        1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.11%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,500,000,000.00    85,227,000.00  119,318,455.00    1,704,545,455.00

(xiv)  LIBOR                                                                                                               4.93563%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          21,911,802.42     1,244,984.79    1,742,988.27       24,899,775.48

(xxii) Certificate Rate                                               6.30000%         6.45000%        5.43563%

-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                Distribution Date: 3/15/1999
                                                                                                      Period Type: Revolving
Section 5.2 - Supplement                                     Class A            Class B         Collateral           Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00               0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                          4,235,625.00          82,586.65      114,221.67         4,432,433.32
       Deficiency Amounts                                            0.00               0.00                                 0.00
       Additional Interest                                           0.00               0.00                                 0.00
       Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)  Collections of Principal Receivables                 27,902,079.12       2,325,136.06    2,989,545.72        33,216,760.89

(iv)   Collections of Finance Charge Receivables             3,860,300.40         321,686.55      413,608.77         4,595,595.72

(v)    Aggregate Amount of Principal Receivables                                                                17,479,587,023.64

                                Investor Interest          250,000,000.00      20,833,000.00   26,786,048.00       297,619,048.00
                                Adjusted Interest          250,000,000.00      20,833,000.00   26,786,048.00       297,619,048.00

                                           Series
       Floating Investor Percentage         1.70%                   84.00%              7.00%           9.00%              100.00%
       Fixed Investor Percentage            1.70%                   84.00%              7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.63%
               30 to 59 days                                                                                                 1.41%
               60 to 89 days                                                                                                 0.93%
               90 or more days                                                                                               2.03%
                                                                                                                -----------------
                                        Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                               1,336,907.66         111,407.19      143,241.89         1,591,556.74

(viii) Investor Charge-Offs                                          0.00               0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00               0.00            0.00

(x)    Servicing Fee                                           208,333.33          17,360.83       22,321.71           248,015.87

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.15%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)        250,000,000.00      20,833,000.00   26,786,048.00       297,619,048.00

(xiv)  LIBOR                                                                                                              4.93563%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvi)  Interest Funding Account Balance                      2,823,750.00                                            2,823,750.00

(xvi)  Accumulation Shortfall                                                                                                0.00

(xvii) Principal Funding Investment Proceeds                                                                                 0.00

(xviii)Principal Investment Funding Shortfall                                                                                0.00

(xix)  Interest Funding Account Investment Proceeds                                                                      9,743.59

(xix)  Available Funds                                       6,485,460.66         304,325.72      391,287.06         7,181,073.44

(xx)   Certificate Rate                                           6.77700%           5.28563%        5.68563%

----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                  Distribution Date: 3/15/1999
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                       Class A             Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                           2,293,033.50        198,586.13      263,883.06         2,755,502.68
       Deficiency Amounts                                             0.00              0.00                                 0.00
       Additional Interest                                            0.00              0.00                                 0.00
       Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)  Collections of Principal Receivables                  66,964,989.88      5,580,415.82    7,174,820.42        79,720,226.12

(iv)   Collections of Finance Charge Receivables              9,264,720.97        772,060.08      992,648.69        11,029,429.73

(v)    Aggregate Amount of Principal Receivables                                                                17,479,587,023.64

                                      Investor Interest     600,000,000.00     50,000,000.00   64,285,715.00       714,285,715.00
                                      Adjusted Interest     600,000,000.00     50,000,000.00   64,285,715.00       714,285,715.00

                                              Series
       Floating Investor Percentage             4.09%                84.00%             7.00%           9.00%              100.00%
       Fixed Investor Percentage                4.09%                84.00%             7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.63%
               30 to 59 days                                                                                                 1.41%
               60 to 89 days                                                                                                 0.93%
               90 or more days                                                                                               2.03%
                                                                                                                 ----------------
                                          Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                3,208,578.38        267,381.53      343,776.26         3,819,736.17

(viii) Investor Charge-Offs                                           0.00              0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00            0.00

(x)    Servicing Fee                                            500,000.00         41,666.67       53,571.43           595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.11%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)         600,000,000.00     50,000,000.00   64,285,715.00       714,285,715.00

(xiv)  LIBOR                                                                                                              4.93563%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                        8,764,720.97        730,393.41      939,077.26        10,434,191.64

(xxii) Certificate Rate                                            5.09563%          5.29563%        5.53563%

------------------------------------------------------------------------------------------------------------------------------------

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                  Distribution Date: 3/15/1999
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                    Class A              Class B          Collateral          Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00            0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                           2,580,833.33      151,230.58        166,617.19         2,898,681.10
       Deficiency Amounts                                             0.00            0.00                                   0.00
       Additional Interest                                            0.00            0.00              0.00                 0.00
       Accrued and Unpaid Interest                                                                                           0.00

(iii)  Collections of Principal Receivables                  55,804,158.23    3,170,680.66      4,438,977.37        63,413,816.26

(iv)   Collections of Finance Charge Receivables              7,720,600.81      438,669.10        614,140.12         8,773,410.02

(v)    Aggregate Amount of Principal Receivables                                                                17,479,587,023.64

                                      Investor Interest     500,000,000.00   28,409,000.00     39,772,819.00       568,181,819.00
                                      Adjusted Interest     500,000,000.00   28,409,000.00     39,772,819.00       568,181,819.00

                                               Series
       Floating Investor Percentage              3.25%               88.00%           5.00%             7.00%              100.00%
       Fixed Investor Percentage                 3.25%               88.00%           5.00%             7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.63%
               30 to 59 days                                                                                                 1.41%
               60 to 89 days                                                                                                 0.93%
               90 or more days                                                                                               2.03%
                                                                                                                -----------------
                                      Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                2,673,815.32      151,920.84        212,690.35         3,038,426.50

(viii) Investor Charge-Offs                                           0.00            0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00              0.00

(x)    Servicing Fee                                            416,666.67       23,674.17         33,144.02           473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.11%

(xii)  Reallocated Monthly Principal                                                  0.00              0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)         500,000,000.00   28,409,000.00     39,772,819.00       568,181,819.00

(xiv)  LIBOR                                                                                                              4.93563%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                        7,303,934.14      414,994.93        580,996.10         8,299,925.17

(xxii) Certificate Rate                                            6.19400%        6.38800%          5.58563%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                  Distribution Date:  3/15/99
                                                                                                        Period Type:  Revolving
Section 5.2 - Supplement                                     Class A           Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00              0.00           0.00                    0.00

(ii)   Monthly Interest Distributed                                  0.00        259,278.91     347,828.92              607,107.83
       Deficiency Amounts                                            0.00              0.00                                   0.00
       Additional Interest                                           0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)  Collections of Principal Receivables                 89,286,653.17      7,440,480.03   9,566,501.60          106,293,634.79

(iv)   Collections of Finance Charge Receivables            12,352,961.29      1,029,403.15   1,323,541.87           14,705,906.31

(v)    Aggregate Amount of Principal Receivables                                                                 17,479,587,023.64

                                       Investor Interest   800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00
                                       Adjusted Interest   800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00

                                                Series
       Floating Investor Percentage                 5.45%           84.00%             7.00%          9.00%                 100.00%
       Fixed Investor Percentage                    5.45%           84.00%             7.00%          9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.63%
               30 to 59 days                                                                                                  1.41%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                2.03%
                                                                                                                 -----------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                               4,278,104.51        356,505.14     458,371.91            5,092,981.56

(viii) Investor Charge-Offs                                          0.00              0.00           0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00           0.00

(x)    Servicing Fee                                           666,666.67         55,555.00      71,429.13              793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.11%

(xii)  Reallocated Monthly Principal                                                   0.00           0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)        800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00

(xiv)  LIBOR                                                                                                              4.93563%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                              0.00                                                     0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall                                                                                 0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        (122.64)

(xix)  Available Funds                                      11,686,171.98        973,848.15   1,252,112.74           13,912,132.87

(xx)   Certificate Rate                                           5.05000%          5.18563%       5.41063%

-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                   Distribution Date: 3/15/1999
                                                                                                         Period Type: Revolving
Section 5.2 - Supplement                                           Class A         Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               3,000,000.00      174,711.25      196,736.64         3,371,447.89
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00            0.00                 0.00
       Accrued and Unpaid Interest                                                                                             0.00

(iii)  Collections of Principal Receivables                      66,964,989.88    3,804,727.51    5,326,862.04        76,096,579.43

(iv)   Collections of Finance Charge Receivables                  9,264,720.97      526,390.56      736,980.48        10,528,092.01

(v)    Aggregate Amount of Principal Receivables                                                                  17,479,587,023.64

                                             Investor Interest  600,000,000.00    34,090,000.00  47,728,182.00       681,818,182.00
                                             Adjusted Interest  600,000,000.00    34,090,000.00  47,728,182.00       681,818,182.00

                                                      Series
       Floating Investor Percentage                      3.90%           88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage                         3.90%           88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.63%
               30 to 59 days                                                                                                   1.41%
               60 to 89 days                                                                                                   0.93%
               90 or more days                                                                                                 2.03%
                                                                                                                  -----------------
                                             Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                    3,208,578.38      182,300.73      255,232.69         3,646,111.80

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                500,000.00       28,408.33       39,773.49           568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.11%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             600,000,000.00   34,090,000.00   47,728,182.00       681,818,182.00

(xiv)  LIBOR                                                                                                                4.93563%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            8,764,720.97      497,982.23      697,207.00         9,959,910.19

(xxii) Certificate Rate                                                6.00000%        6.15000%        5.58563%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                    Distribution Date: 3/15/1999
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B        Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               2,484,119.63      215,132.32      302,198.75         3,001,450.69
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      72,545,405.70    6,045,376.07    7,772,796.47        86,363,578.23

(iv)   Collections of Finance Charge Receivables                 10,036,781.05      836,388.13    1,075,379.69        11,948,548.87

(v)    Aggregate Amount of Principal Receivables                                                                  17,479,587,023.64

                                          Investor Interest     650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00
                                          Adjusted Interest     650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00

                                                   Series
       Floating Investor Percentage                  4.43%               84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                     4.43%               84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.63%
               30 to 59 days                                                                                                   1.41%
               60 to 89 days                                                                                                   0.93%
               90 or more days                                                                                                 2.03%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    3,475,959.91      289,659.76      372,427.84         4,138,047.52

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                541,666.67       45,138.33       58,036.27           644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.11%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00

(xiv)  LIBOR                                                                                                                4.93563%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            9,495,114.38      791,249.79    1,017,343.42        11,303,707.60

(xxii) Certificate Rate                                                5.09563%        5.29563%        5.78563%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                               Distribution Date: 3/15/1999
                                                                                                    Period Type:  Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,532,869.63    221,226.00     317,537.38           3,071,633.01
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              72,545,405.70  6,045,376.07   7,772,796.47          86,363,578.23

(iv)   Collections of Finance Charge Receivables         10,036,781.05    836,388.13   1,075,379.69          11,948,548.87

(v)    Aggregate Amount of Principal Receivables                                                         17,479,587,023.64

                                    Investor Interest   650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                                    Adjusted Interest   650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                               Series
       Floating Investor Percentage               4.43%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                  4.43%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.63%
               30 to 59 days                                                                                          1.41%
               60 to 89 days                                                                                          0.93%
               90 or more days                                                                                        2.03%
                                                                                                         -----------------
                                    Total Receivables                                                               100.00%

(vii)  Investor Default Amount                            3,475,959.91    289,659.76     372,427.84           4,138,047.52

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                12.11%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                       4.93563%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    9,495,114.38    791,249.79   1,017,343.42          11,303,707.60

(xxii) Certificate Rate                                        5.19563%      5.44563%       6.07929%

---------------------------------------------------------------------------------------------------------------------------